UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2012 Semiannual Report to Shareholders

DWS Floating Rate Fund

Contents
4 Performance Summary
7 Portfolio Management Team
7 Portfolio Summary
9 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
29 Notes to Financial Statements
37 Information About Your Fund's Expenses
39 Investment Management Agreement Approval
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Account Management Resources
50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2012 (Unaudited)
Average Annual Total Returns as of 11/30/12
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	4.30%	8.71%	7.11%	4.90%	4.08%
Class C	3.91%	7.88%	6.32%	4.19%	3.39%
S&P®/LSTA Leveraged Loan Index†	4.80%	9.36%	7.80%	5.59%	4.81%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.43%	5.72%	6.12%	4.31%	3.55%
Class C (max 1.00% CDSC)	2.91%	7.88%	6.32%	4.19%	3.39%
S&P®/LSTA Leveraged Loan Index†	4.80%	9.36%	7.80%	5.59%	4.81%
No Sales Charges
Class S	4.28%	8.90%	7.29%	5.05%	4.26%
Institutional Class	4.47%	9.05%	7.45%	5.14%	4.34%
S&P®/LSTA Leveraged Loan Index†	4.80%	9.36%	7.80%	5.59%	4.81%

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through November 30, 2012, which is based on the performance period of the life of the Fund.

Average Annual Total Returns as of 9/30/12 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund**
Class A	10.05%	7.33%	4.57%	4.04%
Class C	9.31%	6.54%	3.87%	3.35%
S&P®/LSTA Leveraged Loan Index†	11.27%	7.87%	5.36%	4.85%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	7.03%	6.34%	3.99%	3.49%
Class C (max 1.00% CDSC)	9.31%	6.54%	3.87%	3.35%
S&P®/LSTA Leveraged Loan Index†	11.27%	7.87%	5.36%	4.85%
No Sales Charges
Class S	10.36%	7.55%	4.75%	4.24%
Institutional Class	10.50%	7.66%	4.83%	4.32%
S&P®/LSTA Leveraged Loan Index†	11.27%	7.87%	5.36%	4.85%

** The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through September 30, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 1.17%, 1.91%, 1.05% and 0.83% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended November 30

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through November 30, 2012, which is based on the performance period of the life of the Fund.

† The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 11/30/12	$9.38	$9.43	$9.37	$9.39
5/31/12	$9.21	$9.26	$9.21	$9.22
Distribution Information: Six Months as of 11/30/12: Income Dividends	$.22	$.19	$.23	$.24

Morningstar Rankings — Bank Loan Funds Category as of 11/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	128	of	200	64
3-Year	71	of	125	56
5-Year	5	of	96	5
Class C 1-Year	163	of	200	81
3-Year	104	of	125	83
5-Year	30	of	96	31
Class S 1-Year	118	of	200	59
3-Year	61	of	125	48
5-Year	4	of	96	4
Institutional Class 1-Year	110	of	200	55
3-Year	55	of	125	44
5-Year	2	of	96	2

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Portfolio Management Team

James T. Anderson, Managing Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset Management in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.

• Global Head of High Yield Strategies: New York.

• AB from Dartmouth College.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

Portfolio Summary (Unaudited)

Investment Portfolio as of November 30, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 88.7%
Senior Loans**
Consumer Discretionary 23.5%
99 Cents Only Stores, Term Loan, 5.25%, 1/11/2019	6,013,416	6,085,577
Academy, Ltd., Term Loan, 4.75%, 8/3/2018	4,000,000	4,020,500
Atlantic Broadband Finance LLC, Term Loan B, 4.5%, 9/20/2019	5,000,000	5,056,250
August LuxUK Holding Company SARL, Term Loan, 6.25%, 4/27/2018	1,413,032	1,432,461
August U.S. Holding Co., Inc., Term Loan B, 6.25%, 4/27/2018	1,086,968	1,101,914
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/28/2017	3,465,000	3,459,595
Avis Budget Car Rental LLC, Term Loan C, 4.25%, 3/15/2019	500,000	504,500
Bombardier Recreational Products, Inc., Term Loan B2, 4.46%, 6/28/2016	12,558,047	12,628,686
Buffets, Inc., Letter of Credit, First Lien, 11.56%, 4/22/2015*	11,308	5,287
Burger King Corp., Term Loan B, 3.75%, 9/27/2019	473,622	476,360
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.5%, 2/23/2017	12,510,990	12,638,664
Caesars Entertainment Operating Co., Term Loan B6, 5.458%, 1/26/2018	8,400,000	7,560,000
Capital Automotive LP, Term Loan B, 5.25%, 3/10/2017	15,677,028	15,801,190
Cenveo Corp., Term Loan B, 6.625%, 12/21/2016	6,516,312	6,581,507
Cequel Communications LLC, Term Loan B, 4.0%, 2/14/2019	5,472,500	5,498,330
Chrysler Group LLC, Term Loan B, 6.0%, 5/24/2017	3,950,000	4,044,899
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	2,862,559	2,875,083
Clear Channel Communication, Inc., Term Loan B, 3.859%, 1/29/2016	13,141,433	10,714,407
Crown Media Holdings, Inc., Term Loan B, 5.75%, 7/14/2018	10,850,000	10,917,541
Cumulus Media Holdings, Inc.:
First Lien Term Loan, 5.75%, 9/17/2018	16,852,862	16,984,567
Second Lien Term Loan, 7.5%, 9/16/2019	4,500,000	4,612,500
David's Bridal, Inc., Term Loan B, 5.0%, 10/11/2019	5,000,000	4,990,625
EMI Music Publishing Ltd., Term Loan B, 5.5%, 6/29/2018	2,992,500	3,031,402
Entercom Radio LLC, Term Loan B, 6.25%, 11/23/2018	1,435,361	1,445,674
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019	15,250,000	15,331,511
Golden Nugget, Inc.:
Term Delay Draw, 3.27%, 6/30/2014	2,738,864	2,634,787
Term Loan B, 3.27%, 6/30/2014	4,871,443	4,686,328
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019	5,000,000	5,038,550
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	15,837,718	15,328,931
Harron Communications Corp., Term Loan B, 5.0%, 10/6/2017	7,061,321	7,097,758
Hillman Companies, Inc., Term Loan B, 5.0%, 5/27/2016	1,979,771	1,993,788
Hubbard Radio LLC:
Term Loan B, 5.25%, 4/28/2017	6,087,531	6,117,968
Second Lien Term Loan, 8.75%, 4/30/2018	4,000,000	4,070,000
IMG Worldwide, Inc., Term Loan B, 5.5%, 6/16/2016	987,500	991,193
Isle Capri Casinos, Inc., Term Loan B, 4.75%, 3/24/2017	930,678	943,470
J Crew Group, Inc., Term Loan B, 4.5%, 3/7/2018	14,693,048	14,753,731
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/2018	10,192,484	10,238,146
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/24/2017	8,728,893	8,641,604
Kasima LLC, Term Loan B, 5.0%, 3/31/2017	6,402,500	6,442,516
Landry's, Inc., Term Loan B, 6.5%, 4/24/2018	8,918,966	9,017,074
Leslie's Poolmart, Inc., Term Loan B, 5.25%, 10/28/2019	3,000,000	3,015,375
Local TV Finance LLC, Term Loan B2, 4.21%, 5/7/2015	1,355,058	1,360,139
Lord & Taylor Holdings LLC, Term Loan B, 5.75%, 1/11/2019	2,155,529	2,180,458
Mediacom Broadband LLC, Term Loan F, 4.5%, 10/23/2017	4,887,500	4,877,310
Mediacom Illinois LLC, Term Loan E, 4.5%, 10/23/2017	4,912,060	4,893,640
Merrill Communications LLC, Second Lien Term Loan, 16.0%, 11/15/2013	9,751,316	9,507,533
Michaels Stores, Inc., Term Loan B2, 4.938%, 7/29/2016	3,240,158	3,276,610
Mohegan Tribal Gaming Authority:
Term Loan B, 5.5%, 3/31/2015	4,875,214	4,847,815
Term Loan B, 9.0%, 3/31/2016	4,500,000	4,598,437
National Vision, Inc., Term Loan B, 7.0%, 8/2/2018	3,970,000	4,029,550
Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/2018	14,000,000	14,027,720
Oceania Cruises, Inc., Term Loan B, 5.125%, 4/27/2015	16,628,690	16,259,782
Penn National Gaming, Inc., Term Loan B, 3.75%, 7/16/2018	1,500,000	1,507,365
Petco Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017	12,710,303	12,798,513
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018	2,042,948	2,053,408
Term Loan B2, 4.25%, 8/7/2019	3,500,000	3,525,515
Quad/Graphics, Inc., Term Loan B, 4.0%, 7/26/2018	3,960,000	3,950,120
Raycom TV Broadcasting, Inc., Term Loan B, 4.25%, 5/31/2017	4,937,500	4,931,328
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	7,193,211	7,247,160
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	4,060,846	4,063,384
San Juan Cable Holdings LLC:
Term Loan B, 6.0%, 6/9/2017	5,139,962	5,174,220
Second Lien Term Loan, 10.0%, 6/8/2018	1,000,000	1,025,000
Springs Windows Fashions LLC:
Term Loan B, 6.0%, 5/31/2017	8,334,563	8,348,440
Second Lien Term Loan, 11.25%, 11/30/2017	3,000,000	3,030,000
SRAM LLC, Term Loan B, 4.75%, 6/7/2018	826,390	834,654
SuperMedia, Inc., Term Loan, 11.0%, 12/31/2015	281,085	184,930
Tomkins LLC, First Lien Term Loan, 5.25%, 11/1/2018	7,000,000	7,046,655
Toys 'R' Us-Delaware, Inc.:
Term Loan B3, 5.25%, 5/25/2018	2,990,000	2,930,215
Term Loan B2, 5.25%, 5/25/2018	994,950	975,205
Term Loan, 6.0%, 9/1/2016	16,532,304	16,344,249
Travelport LLC:
Term Delay Draw, 4.855%, 8/21/2015	3,584,753	3,411,914
Term Loan, 4.855%, 8/21/2015	2,893,832	2,754,306
Term Loan S, 4.862%, 8/21/2015	697,648	664,011
UCI International, Inc., Term Loan B, 5.5%, 7/26/2017	5,077,669	5,117,884
Univision Communications, Inc., Term Loan, 4.459%, 3/31/2017	15,962,289	15,625,565
UPC Financing Partnership, Term Loan AF, 4.75%, 1/29/2021	2,000,000	1,998,750
Village Roadshow Ltd., Term Loan B, 4.75%, 11/16/2017	3,000,000	3,030,000
Visant Holding Corp., Term Loan B, 5.25%, 12/22/2016	20,147,156	18,283,544
Wendy's International, Inc., Term Loan B, 4.75%, 5/15/2019	6,000,000	6,065,610
Westwood One, Inc., Term Loan, 8.0%, 10/21/2016	4,906,250	4,489,219
WMG Acquisition Corp., Term Loan, 5.25%, 10/25/2018	3,000,000	3,028,125
Yankee Candle Company, Inc., Term Loan B, 5.25%, 4/2/2019	4,477,500	4,532,999
		483,641,531
Consumer Staples 6.4%
American Seafoods Group LLC, Term Loan B, 4.25%, 3/16/2018	7,267,157	7,203,570
Arctic Glacier U.S.A., Inc., Term Loan B, 8.5%, 7/19/2018	1,900,000	1,923,750
B&G Foods, Inc., Term Loan B, 4.5%, 11/30/2018	992,500	999,016
Bellisio Foods, Inc., Term Loan, 7.0%, 12/15/2017	938,382	905,539
Centerplate, Inc., Term Loan B, 5.75%, 10/15/2018	8,000,000	8,050,000
Clearwater Seafoods LP, Term Loan B, 6.75%, 6/6/2018	3,491,250	3,499,978
Collective Brands Finance, Inc., Term Loan, 7.25%, 10/9/2019	6,500,000	6,581,250
Del Monte Foods Co., Term Loan, 4.5%, 3/8/2018	8,066,972	8,087,866
Fairway Group Acquisition Co., Term Loan, 8.25%, 8/17/2018	15,500,000	15,655,000
Focus Brands, Inc.:
Term Loan B, 6.25%, 2/21/2018	2,267,008	2,295,346
Second Lien Term Loan, 10.25%, 8/21/2018	1,500,000	1,518,750
Grocery Outlet, Term Loan, 7.0%, 11/26/2018	3,000,000	2,994,375
NBTY, Inc., Term Loan B1, 4.25%, 10/2/2017	6,471,342	6,543,239
Pinnacle Foods Finance LLC:
Term Loan B, 3.712%, 10/3/2016	1,695,847	1,706,251
Term Loan E, 4.75%, 10/17/2018	3,482,500	3,508,270
Term Loan F, 4.75%, 10/17/2018	1,995,000	2,013,713
Pinnacle Holdco SARL, Term Loan, 6.5%, 7/24/2019	4,500,000	4,510,125
Prestige Brands, Inc., Term Loan, 5.25%, 1/31/2019	918,561	931,094
Roundy's Supermarkets, Inc., Term Loan B, 5.75%, 2/13/2019	6,472,487	6,096,274
Schiff Nutrition International, Inc., Term Loan B, 6.0%, 3/29/2019	2,985,000	2,985,000
Sprouts Farmers Markets Holdings LLC, Term Loan, 6.0%, 4/18/2018	3,356,117	3,400,871
SUPERVALU, Inc., Term Loan B, 8.0%, 8/30/2018	6,982,500	7,059,098
U.S. Foods, Inc., Term Loan B, 5.75%, 3/31/2017	17,534,721	17,300,484
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 2/16/2017	15,353,768	15,289,742
		131,058,601
Energy 5.0%
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017	7,000,000	6,893,915
Crestwood Holdings LLC, Term Loan B, 9.75%, 3/26/2018	6,230,250	6,358,749
Energy Transfer Equity LP, Term Loan B, 3.75%, 3/24/2017	3,000,000	3,019,020
Frac Tech International LLC, Term Loan B, 8.5%, 5/6/2016	13,568,134	11,648,243
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017	12,000,000	12,275,040
Plains Exploration & Production, 7 year Term Loan, 4.0%, 9/13/2019	18,000,000	18,128,610
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018	8,000,000	8,070,000
Sheridan Production Partners I LLC:
Term Loan B2, 5.0%, 9/14/2019	10,713,300	10,804,845
Term Loan 1-A, 5.0%, 9/25/2019	1,419,600	1,431,731
Term Loan 1-M, 5.0%, 9/25/2019	867,100	874,509
Tallgrass Energy Partners LP, Term Loan, 5.25%, 10/25/2018	10,650,000	10,698,777
Tervita Corp., Term Loan B, 3.31%, 11/14/2014	9,960,733	9,807,736
Walter Energy, Inc., Term Loan B, 5.75%, 4/2/2018	1,771,377	1,779,127
		101,790,302
Financials 6.0%
American Capital Holdings, Inc., Term Loan, 5.5%, 8/22/2016	2,500,000	2,537,500
Asurion LLC:
First Lien Term Loan, 5.5%, 5/24/2018	7,924,802	8,005,278
Second Lien Term Loan, 9.0%, 5/24/2019	7,780,255	8,029,223
AWAS Finance Luxembourg 2012 SA, Term Loan, 4.75%, 7/16/2018	1,485,828	1,509,973
AWAS Finance Luxembourg SARL, Term Loan B, 5.25%, 6/10/2016	2,967,272	3,011,781
BNY ConvergEx Group LLC:
Term Loan, 5.25%, 12/16/2016	3,028,252	2,933,619
Term Loan, 5.25%, 12/19/2016	6,911,760	6,695,768
Second Lien Term Loan, 8.75%, 12/18/2017	2,000,000	1,895,000
CNO Financial Group, Inc., Term Loan B2, 5.0%, 9/20/2018	7,000,000	7,055,790
Cunningham Lindsey Group, Inc., Term Loan B, 5.0%, 10/29/2019	7,000,000	7,035,000
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/2016	1,000,000	1,013,130
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019	1,500,000	1,505,250
FGI Operating Co., LLC, Term Loan, 5.5%, 4/19/2019	2,494,907	2,519,856
Istar Financial, Inc.:
Term Loan, 5.75%, 9/28/2017	21,718,596	21,786,467
Term Loan A2, 7.0%, 3/17/2017	2,000,000	2,073,000
LNR Property Corp., Term Loan B, 4.75%, 4/29/2016	9,210,526	9,264,270
Luxlas Fund LP, Term Loan B, 6.5%, 8/14/2017	1,244,704	1,247,815
Nuveen Investments, Inc.:
Term Loan, 5.862%, 5/12/2017	13,454,607	13,492,415
First Lien Term Loan, 5.862%, 5/13/2017	5,368,741	5,383,505
Serta Simmons Holdings LLC, Term Loan, 5.0%, 10/1/2019	5,000,000	5,005,550
Springleaf Financial Funding Co., Term Loan, 5.5%, 5/10/2017	10,500,000	10,402,875
Yell Group PLC, Term Loan B1, 4.459%, 7/31/2014	5,136,430	1,050,400
		123,453,465
Health Care 5.8%
Alkermes, Inc., Term Loan, 4.5%, 9/18/2019	5,500,000	5,550,407
AMN Healthcare, Inc., Term Loan B, 5.75%, 4/5/2018	3,192,400	3,240,286
Aptalis Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	13,407,763	13,445,506
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/2019	14,962,500	15,185,067
Community Health Systems, Inc., Term Loan, 3.811%, 1/25/2017	3,818,283	3,849,783
Convatec, Inc., Term Loan, 5.0%, 12/22/2016	4,000,000	4,040,000
DaVita, Inc.:
Term Loan B2, 4.0%, 11/1/2019	4,000,000	4,019,280
Term Loan B, 4.5%, 10/20/2016	1,448,877	1,461,040
Drumm Investors LLC, Term Loan, 5.0%, 5/4/2018	13,327,218	12,844,107
Education Management LLC, Term Loan C2, 4.375%, 6/1/2016	14,576,066	11,952,374
Grifols, Inc., Term Loan B, 4.5%, 6/1/2017	2,956,028	2,994,131
HCA, Inc., Term Loan B3, 3.459%, 5/1/2018	1,500,000	1,503,833
Hologic, Inc., Term Loan B, 4.5%, 8/1/2019	3,990,000	4,036,543
Onex Carestream Finance LP, Term Loan B, 5.0%, 2/25/2017	16,487,635	16,418,964
Par Pharmaceutical Companies, Inc., Term Loan B, 5.0%, 9/30/2019	12,000,000	11,988,780
Surgical Care Affiliates, Inc., Term Loan B, 4.362%, 12/29/2017	2,947,053	2,932,318
Valeant Pharmaceuticals International, Inc.:
Series C, Tranche B, 4.25%, 9/27/2019	1,500,000	1,508,437
Series D, Tranche B, 4.25%, 2/13/2019	1,000,000	1,006,560
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018	339,969	342,424
Warner Chilcott Corp.:
Term Loan, 4.25%, 3/15/2018	679,938	684,848
Term Loan B1, 4.25%, 3/15/2018	258,213	260,077
WC Luxco SARL, Term Loan B3, 4.25%, 3/15/2018	467,458	470,833
		119,735,598
Industrials 17.2%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/2019	2,814,583	2,843,897
Acosta, Inc., Term Loan D, 5.0%, 3/2/2018	12,278,910	12,401,760
Advantage Sales & Marketing, Inc.:
Term Loan B, 5.25%, 12/18/2017	4,421,250	4,456,244
Second Lien Term Loan, 9.25%, 6/18/2018	10,710,000	10,770,297
Allegiant Travel Co., Term Loan B, 5.75%, 3/10/2017	3,920,373	3,925,273
API Technologies Corp., Term Loan B, 8.75%, 6/1/2016	4,926,044	4,852,153
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	11,584,679	11,639,011
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017	9,452,312	9,594,096
CEVA Group PLC:
Term Loan B, 5.313%, 8/31/2016	9,910,863	9,582,616
Letter of Credit, 5.362%, 8/31/2016	1,774,152	1,715,392
ClientLogic Corp., Term Loan, 7.097%, 1/30/2017	16,325,797	16,366,611
Coach America Holdings, Inc.:
First Lien Term Loan, 0.31%, 4/18/2014*	1,487,647	136,365
Letter of Credit, 3.06%, 4/21/2014*	300,509	27,546
Connolly Holdings, Inc., First Lien Term Loan, 6.5%, 7/13/2018	3,990,000	4,034,888
Corporate Executive Board Co., Term Loan B, 5.0%, 7/2/2019	3,000,000	3,018,750
CPG International, Inc., Term Loan, 5.75%, 9/18/2019	15,000,000	15,112,500
CPI International, Inc., Term Loan B, 5.0%, 2/13/2017	6,027,114	6,072,317
Delta Air Lines, Inc., Term Loan B, 5.5%, 4/20/2017	8,902,424	8,971,418
DigitalGlobe, Inc., Term Loan B, 5.75%, 10/7/2018	5,458,750	5,491,175
DynCorp International LLC, Term Loan B, 6.25%, 7/7/2016	9,105,161	9,164,345
Garda World Security Corp., Term Loan B, 4.5%, 10/24/2019	1,000,000	1,012,500
Generac Power Systems, Inc., Term Loan B, 6.25%, 5/30/2018	8,478,750	8,685,420
Genpact International, Inc., Term Loan B, 4.25%, 8/30/2019	5,000,000	5,050,000
Grede LLC, Term Loan B, 7.0%, 4/3/2017	1,960,000	1,967,350
IG Investment Holdings LLC, First Lien Term Loan, 6.0%, 10/31/2019	7,000,000	6,991,250
Intelligrated, Inc., First Lien Term Loan, 6.75%, 7/30/2018	3,000,000	3,037,500
Interactive Data Corp., Term Loan B, 4.5%, 2/12/2018	16,336,272	16,466,880
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	10,047,734	10,010,105
Second Lien Term Loan, 10.5%, 12/20/2016	7,000,000	6,973,750
MModal, Inc., Term Loan B, 6.75%, 8/15/2019	10,500,000	10,421,250
Monitronics International, Inc., Term Loan B, 5.5%, 3/23/2018	8,955,000	9,038,998
Orbitz Worldwide, Inc., Term Loan, 3.209%, 7/25/2014	13,542,949	12,958,977
Ozburn-Hessey Holding Co., LLC, Term Loan B, 8.25%, 4/8/2016	581,250	575,438
PRV Aerospace LLC, Term Loan B, 6.5%, 5/9/2018	4,987,500	4,993,734
Rexnord Corp., Term Loan B, 4.5%, 4/2/2018	6,026,250	6,090,912
Sabre, Inc., Term Loan, 5.959%, 9/29/2017	12,931,579	12,996,302
Six3 Systems, Inc., Term Loan B, 7.0%, 10/4/2019	8,500,000	8,542,500
Sophia LP, Term Loan B, 6.25%, 7/19/2018	2,943,140	2,986,551
SumTotal Systems, Inc., First Lien Term Loan, 6.25%, 10/25/2019	4,000,000	3,986,660
Swift Transportation Co., Inc., Term Loan B2, 5.0%, 12/21/2017	7,110,510	7,185,170
Synagro Technologies, Inc., Term Loan B, 2.4%, 4/2/2014	9,858,862	8,786,710
Tank Holding Corp., Term Loan B, 5.5%, 7/9/2019	3,905,352	3,921,618
TASC, Inc., Term Loan B, 4.5%, 12/18/2015	2,992,424	2,995,866
Terex Corp., Term Loan B, 4.5%, 4/28/2017	1,475,000	1,491,365
Transdigm, Inc., Term Loan B2, 4.0%, 2/14/2017	1,000,000	1,006,565
TricorBraun, Inc., Term Loan B, 5.5%, 5/3/2018	4,987,500	5,010,368
TriNet Group, Inc., Term Loan B, 6.5%, 10/15/2018	5,500,000	5,513,750
U.S. Airways Group, Inc., Term Loan, 2.709%, 3/21/2014	15,000,000	14,726,250
U.S. Security Holdings, Inc.:
Term Dalay Draw, 6.0%, 7/28/2017	657,879	661,990
Term Loan, 6.0%, 7/28/2017	3,313,716	3,334,427
United Airlines, Inc., Term Loan B, 2.31%, 2/3/2014	13,497,194	13,476,138
Waste Industries U.S.A., Inc., Term Loan B, 4.75%, 3/17/2017	7,825,764	7,874,675
West Corp.:
Term Loan B4, 5.5%, 7/15/2016	978,403	992,957
Term Loan B5, 5.5%, 7/15/2016	3,894,531	3,952,462
		353,893,042
Information Technology 10.7%
Allen Systems Group, Inc., Term Loan B, 7.5%, 11/20/2015	2,797,723	2,719,611
Aspect Software, Inc., Term Loan B, 7.00%, 5/6/2016	5,445,848	5,370,968
Attachmate Corp.:
First Lien Term Loan, 7.25%, 11/22/2017	8,831,250	8,944,422
Second Lien Term Loan, 11.0%, 11/22/2018	5,000,000	4,916,675
Avaya, Inc.:
Term Loan B3, 4.812%, 10/26/2017	15,983,313	14,045,336
Term Loan B4, 7.25%, 10/26/2017	6,499,842	6,312,971
Blackboard, Inc.:
Term Loan, 7.5%, 10/4/2018	1,371,389	1,382,820
Term Loan B2, 6.25%, 10/4/2018	4,590,387	4,594,977
Term Loan B, 7.5%, 10/4/2018	1,826,216	1,841,438
Blue Coat Systems, Inc., Term Loan, 5.75%, 2/15/2018	5,486,250	5,517,138
Booz Allen Hamilton, Inc., Term Loan B, 4.5%, 7/31/2019	6,000,000	6,064,380
CommScope, Inc., Term Loan, 4.25%, 1/12/2018	10,655,531	10,737,685
Deltek, Inc.:
First Lien Term Loan, 6.0%, 10/10/2018	4,000,000	4,038,000
Second Lien Term Loan, 10.0%, 10/10/2019	1,000,000	1,018,750
DG FastChannel, Inc., Term Loan B, 5.75%, 7/26/2018	11,480,596	11,121,828
First Data Corp.:
Term Loan B, 4.208%, 3/23/2018	19,121,072	18,271,427
Term Loan, 5.208%, 3/24/2017	2,926,756	2,882,123
Freescale Semiconductor, Inc., Term Loan B, 4.462%, 12/1/2016	17,423,397	16,939,897
Global Cash Access LLC, Term Loan B, 7.0%, 3/1/2016	1,166,667	1,176,875
Hyland Software, Inc., First Lien Term Loan, 5.5%, 10/29/2019	5,000,000	5,010,175
iPayment, Inc., Term Loan B, 5.75%, 5/8/2017	10,821,217	10,807,691
Microsemi Corp., Term Loan, 4.0%, 2/2/2018	6,602,595	6,662,018
Moneygram International, Inc., Term Loan B, 4.25%, 11/20/2017	7,000,000	7,016,415
NeuStar, Inc., Term Loan B, 5.0%, 11/8/2018	2,957,594	2,983,473
NPC International, Inc., Term Loan B, 4.5%, 12/1/2018	981,667	988,622
NXP BV:
Term Loan A1, 4.5%, 3/3/2017	8,361,241	8,465,799
Term Loan A2, 5.5%, 3/3/2017	3,450,000	3,521,881
Oberthur Technologies Holding SAS, Term Loan B, 6.252%, 3/30/2019	11,000,000	10,910,625
Openlink International Intermediate, Inc., Term Loan, 7.75%, 10/30/2017	2,481,250	2,496,758
RedPrairie Corp., Term Loan B, 6.0%, 8/6/2018	9,722,222	9,758,681
Sensus U.S.A., Inc.:
First Lien Term Loan, 4.75%, 5/9/2017	5,570,263	5,578,980
Second Lien Term Loan, 8.5%, 5/9/2018	3,500,000	3,526,250
SI Organization, Inc., Term Loan B, 4.5%, 11/22/2016	2,454,994	2,454,994
SkillSoft Corp., Term Loan B, 5.0%, 5/26/2017	5,514,243	5,576,305
SymphonyIRI Group, Inc., Term Loan B, 5.0%, 12/1/2017	6,917,450	6,934,743
		220,590,731
Materials 7.7%
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/25/2017	3,768,315	3,738,489
Arch Coal, Inc., Term Loan B, 5.75%, 5/16/2018	11,478,750	11,604,328
AZ Chem U.S., Inc., Term Loan, 7.25%, 12/22/2017	2,361,818	2,406,102
Berry Plastics Holding Corp., Term Loan C, 2.209%, 4/3/2015	2,945,455	2,927,045
Chemtura Corp., Term Loan B, 5.5%, 8/27/2016	5,415,000	5,501,315
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016	12,692,909	12,720,707
Exopack LLC, Term Loan, 6.5%, 5/31/2017	15,306,250	15,382,781
Fairmount Minerals Ltd., Term Loan B, 5.25%, 3/15/2017	14,245,806	14,232,487
Houghton International, Inc., Term Loan B1, 6.75%, 1/29/2016	884,705	889,128
Ineos U.S. Finance LLC, 6 year Term Loan, 6.5%, 5/4/2018	6,965,000	7,059,097
JMC Steel Group, Inc., Term Loan, 4.75%, 4/3/2017	2,955,034	2,980,905
Kronos Worldwide, Inc., Term Loan B, 5.75%, 6/13/2018	5,925,000	5,974,385
Nexeo Solutions LLC:
Term Loan B, 5.0%, 9/17/2017	3,000,000	2,949,375
Term Loan B, 5.0%, 9/8/2017	14,085,500	13,847,807
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/24/2019	2,985,000	3,005,522
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	8,237,288	8,263,030
PolyOne Corp., Term Loan, 5.0%, 12/20/2017	1,985,000	2,001,873
Reynolds Group Holdings, Inc., Term Loan, 4.75%, 9/20/2018	12,000,000	12,117,300
Trinseo Materials Operating SCA, Term Loan B, 8.0%, 8/2/2017	4,480,590	4,309,073
Tube City IMS Corp., Term Loan, 5.75%, 3/20/2019	9,452,500	9,558,841
Univar, Inc., Term Loan B, 5.0%, 6/30/2017	12,877,349	12,825,711
Vantage Specialty Chemicals, Inc., Term Loan B, 7.0%, 2/10/2018	5,236,197	5,275,468
		159,570,769
Telecommunication Services 3.5%
Alaska Communications Systems Holdings, Inc., Term Loan B, 5.5%, 10/21/2016	14,218,323	13,424,443
Genesys Telecom Holdings U.S., Inc., Term Loan B, 6.75%, 1/31/2019	2,487,500	2,518,594
Global Tel*Link Corp., Term Loan B, 6.0%, 12/14/2017	2,806,452	2,823,992
Intelsat Jackson Holdings Ltd., Term Loan, 3.208%, 2/3/2014	13,354,454	13,331,084
MetroPCS Wireless, Inc., Term Loan B3, 4.0%, 3/16/2018	2,954,962	2,969,471
Securus Technologies Holdings, Inc., Term Loan, 6.5%, 5/31/2017	5,011,563	5,036,620
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	5,688,876	5,621,662
Telesat LLC, Term Loan B, 4.25%, 3/28/2019	12,967,500	13,071,175
Windstream Corp., Term Loan B3, 4.0%, 8/8/2019	1,496,250	1,505,228
Zayo Group LLC, Term Loan B, 5.25%, 7/2/2019	10,981,250	11,078,873
		71,381,142
Utilities 2.9%
Equipower Resources Holdings LLC:
First Lien Term Loan, 5.5%, 12/21/2018	7,980,000	8,042,364
Second Lien Term Loan, 10.0%, 6/21/2019	2,000,000	2,048,330
Essential Power LLC, Term Loan B, 5.50%, 8/8/2019	10,844,248	10,973,023
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019	9,276,750	9,404,305
Star West Generation LLC, Term Loan B, 6.0%, 5/17/2018	18,000,000	18,059,940
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017	6,295,765	6,280,026
Texas Competitive Electric Holdings Co., LLC:
Term Loan, 3.709%, 10/10/2014	1,922,778	1,321,910
Term Loan, 4.709%, 10/10/2017	4,882,111	3,194,413
		59,324,311
Total Loan Participations and Assignments (Cost $1,824,461,521)		1,824,439,492

Corporate Bonds 5.3%
Consumer Discretionary 1.2%
313 Group, Inc., 144A, 6.375%, 12/1/2019	5,000,000	4,925,000
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020	1,000,000	1,070,000
MGM Resorts International, 7.75%, 3/15/2022	5,000,000	5,262,500
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022	1,000,000	1,017,500
Sirius XM Radio, Inc., 144A, 5.25%, 8/15/2022	1,000,000	997,500
Sotheby's, 144A, 5.25%, 10/1/2022	4,000,000	4,040,000
Travelport LLC, 5.043%***, 9/1/2014	6,000,000	4,230,000
Wolverine World Wide, Inc., 144A, 6.125%, 10/15/2020	2,000,000	2,077,500
		23,620,000
Energy 0.5%
Offshore Group Investment Ltd., 144A, 7.5%, 11/1/2019	5,000,000	5,025,000
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018	5,000,000	5,025,000
		10,050,000
Financials 1.0%
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022	3,000,000	3,195,000
Hexion U.S. Finance Corp., 4.81%***, 11/15/2014	19,000,000	17,480,000
		20,675,000
Industrials 0.4%
General Cable Corp., 144A, 5.75%, 10/1/2022	1,000,000	1,020,000
Iron Mountain, Inc., 5.75%, 8/15/2024	4,000,000	3,990,000
Welltec AS, 144A, 8.0%, 2/1/2019	4,000,000	4,200,000
		9,210,000
Information Technology 0.5%
Freescale Semiconductor, Inc., 4.264%***, 12/15/2014	2,000,000	1,967,500
Nuance Communications, Inc., 144A, 5.375%, 8/15/2020	3,200,000	3,296,000
Unisys Corp., 6.25%, 8/15/2017	2,000,000	2,095,000
Viasystems, Inc., 144A, 7.875%, 5/1/2019	4,000,000	3,890,000
		11,248,500
Materials 1.5%
Berry Plastics Corp., 5.09%***, 2/15/2015	13,441,000	13,447,721
FMG Resources (August 2006) Pty Ltd., 144A, 6.875%, 4/1/2022	5,000,000	4,875,000
Noranda Aluminum Acquisition Corp., 4.524%***, 5/15/2015 (PIK)	9,771,726	9,185,422
United States Steel Corp., 7.5%, 3/15/2022	4,000,000	4,080,000
		31,588,143
Telecommunication Services 0.2%
Cincinnati Bell, Inc., 8.25%, 10/15/2017	3,000,000	3,202,500
Total Corporate Bonds (Cost $111,042,473)		109,594,143

Asset-Backed 0.4%
Miscellaneous
Fairway Loan Funding Co., "B2L", Series 2006-1A, 4.13%***, 10/17/2018	7,000,000	6,024,410
NYLIM Flatiron CLO Ltd., "D", Series 2005-1A, 144A, 2.11%***, 8/10/2017	3,000,000	2,637,540
Total Asset-Backed (Cost $8,467,500)		8,661,950

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
SuperMedia, Inc.* (Cost $62,755)	1,793	3,873

Cash Equivalents 7.7%
Central Cash Management Fund, 0.17% (a) (Cost $158,180,335)	158,180,335	158,180,335

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,102,214,584)†	102.1	2,100,879,793
Other Assets and Liabilities, Net	(2.1)	(42,856,613)
Net Assets	100.0	2,058,023,180

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Buffets, Inc.*	11.56%	4/22/2015	11,308	10,492	5,287
Coach America Holdings, Inc.*	0.31%	4/18/2014	1,487,647	1,405,744	136,365
Coach America Holdings, Inc.*	3.06%	4/21/2014	300,509	283,967	27,546
				1,700,203	169,198

* Non-income producing security.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of November 30, 2012.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2012.

† The cost for federal income tax purposes was $2,102,376,383. At November 30, 2012, net unrealized depreciation for all securities based on tax cost was $1,496,590. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,171,161 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,667,751.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

LIBOR: London Interbank Offered Rate

At November 30, 2012, the Fund had an unfunded loan commitment of $2,970,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Tallgrass Energy Partners LP, Term Delay Draw, 10/25/2017	2,970,000	2,985,000	15,000

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$—	$1,824,439,492	$—	$1,824,439,492
Corporate Bonds	—	109,594,143	—	109,594,143
Asset-Backed	—	8,661,950	—	8,661,950
Common Stocks	3,873	—	—	3,873
Short-Term Investments	158,180,335	—	—	158,180,335
Unfunded Loan Commitment	—	15,000	—	15,000
Total	$158,184,208	$1,942,710,585	$—	$2,100,894,793

There have been no transfers between fair value measurement levels during the period ended November 30, 2012.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,944,034,249)	$1,942,699,458
Investment in Central Cash Management Fund (cost $158,180,335)	158,180,335
Total investments in securities, at value (cost $2,102,214,584)	2,100,879,793
Receivable for investments sold	73,214,586
Receivable for Fund shares sold	21,999,794
Interest receivable	11,075,191
Unrealized appreciation on unfunded loan commitment	15,000
Other assets	81,026
Total assets	2,207,265,390
Liabilities
Cash overdraft	3,364,117
Payable for investments purchased	139,589,500
Payable for Fund shares redeemed	3,357,497
Accrued management fee	994,278
Accrued Trustees' fees	14,978
Accrued expenses	1,921,840
Total liabilities	149,242,210
Net assets, at value	$2,058,023,180
Net Assets Consist of
Undistributed net investment income	998,581
Net unrealized appreciation (depreciation) on: Investments	(1,334,791)
Unfunded loan commitment	15,000
Accumulated net realized gain (loss)	(12,636,477)
Paid-in capital	2,070,980,867
Net assets, at value	$2,058,023,180

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2012 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($620,010,668 ÷ 66,107,412 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.38
Maximum offering price per share (100 ÷ 97.25 of $9.38)	$9.65
Class C Net Asset Value offering and redemption price per share ($332,944,817 ÷ 35,303,459 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.43
Class S Net Asset Value offering and redemption price per share ($749,641,068 ÷ 79,979,445 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.37
Institutional Class Net Asset Value offering and redemption price per share ($355,426,627 ÷ 37,846,611 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended November 30, 2012 (Unaudited)
Investment Income
Income: Interest	$58,809,838
Income distributions — Central Cash Management Fund	100,255
Total income	58,910,093
Expenses: Management fee	6,339,586
Administrative fee	986,517
Services to shareholders	1,468,026
Distribution and service fees	2,364,659
Custodian fee	194,895
Professional fees	110,660
Reports to shareholders	86,803
Registration fees	99,735
Trustees' fees and expenses	43,920
Other	39,467
Total expenses before expense reductions	11,734,268
Expense reductions	(657,002)
Total expenses after expense reductions	11,077,266
Net investment income	47,832,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,024,466)
Change in net unrealized appreciation (depreciation) on: Investments	34,620,308
Unfunded loan commitments	9,962
34,630,270
Net gain (loss)	33,605,804
Net increase (decrease) in net assets resulting from operations	$81,438,631

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations: Net investment income	$47,832,827	$102,559,310
Net realized gain (loss) on investment transactions	(1,024,466)	(30,031,085)
Change in net unrealized appreciation (depreciation)	34,630,270	(51,041,139)
Net increase (decrease) in net assets resulting from operations	81,438,631	21,487,086
Distributions to shareholders: Net investment income: Class A	(14,396,521)	(28,741,872)
Class C	(6,563,799)	(11,423,293)
Class S	(17,502,413)	(31,310,442)
Institutional Class	(8,371,513)	(15,232,436)
Return of capital: Class A	—	(4,031,004)
Class C	—	(1,602,100)
Class S	—	(4,391,242)
Institutional Class	—	(2,136,326)
Total distributions	(46,834,246)	(98,868,715)
Fund share transactions: Proceeds from shares sold	374,581,036	930,213,806
Reinvestment of distributions	40,675,225	84,999,297
Cost of shares redeemed	(341,758,438)	(1,673,120,073)
Net increase (decrease) in net assets from Fund share transactions	73,497,823	(657,906,970)
Increase (decrease) in net assets	108,102,208	(735,288,599)
Net assets at beginning of period	1,949,920,972	2,685,209,571
Net assets at end of period (including undistributed net investment income of $998,581 and $0, respectively)	$2,058,023,180	$1,949,920,972

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended May 31,
Class A	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.21		$9.45		$9.10	$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomeb	.23		.43		.39	.41		.48		.54
Net realized and unrealized gain (loss)	.16		(.25)		.37	1.32		(1.32)		(.90)
Total from investment operations	.39		.18		.76	1.73		(.84)		(.36)
Less distributions from: Net investment income	(.22)		(.37)		(.41)	(.45)		(.43)		(.47)
Net realized gains	—		—		—	(.05)		—		(.03)
Return of capital	—		(.05)		—	—		—		—
Total distributions	(.22)		(.42)		(.41)	(.50)		(.43)		(.50)
Net asset value, end of period	$9.38		$9.21		$9.45	$9.10		$7.87		$9.14
Total Return (%)c	4.30	d**	2.06	d	8.38	22.48	d	(8.83	)d	(3.55	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	620		608		918	166		4		5
Ratio of expenses before expense reductions (%)	1.17	*	1.17		1.14	1.28		1.62		1.85	*
Ratio of expenses after expense reductions (%)	1.12	*	1.14		1.14	1.20		1.16		1.20	*
Ratio of net investment income (%)	4.85	*	4.69		4.16	4.63		6.30		6.38	*
Portfolio turnover rate (%)	33	**	43		60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended May 31,
Class C	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.26		$9.50		$9.15	$7.91		$9.13		$10.00
Income (loss) from investment operations: Net investment incomeb	.19		.37		.32	.35		.41		.47
Net realized and unrealized gain (loss)	.17		(.26)		.37	1.32		(1.26)		(.90)
Total from investment operations	.36		.11		.69	1.67		(.85)		(.43)
Less distributions from: Net investment income	(.19)		(.30)		(.34)	(.38)		(.37)		(.41)
Net realized gains	—		—		—	(.05)		—		(.03)
Return of capital	—		(.05)		—	—		—		—
Total distributions	(.19)		(.35)		(.34)	(.43)		(.37)		(.44)
Net asset value, end of period	$9.43		$9.26		$9.50	$9.15		$7.91		$9.13
Total Return (%)c	3.91	d**	1.28	d	7.65	21.58	d	(9.13	)d	(4.27	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	333		327		370	59		1		5
Ratio of expenses before expense reductions (%)	1.91	*	1.91		1.92	2.10		2.42		2.66	*
Ratio of expenses after expense reductions (%)	1.85	*	1.86		1.92	1.95		1.96		2.02	*
Ratio of net investment income (%)	4.12	*	3.98		3.38	3.88		5.50		5.57	*
Portfolio turnover rate (%)	33	**	43		60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended May 31,
Class S	Six Months Ended 11/30/12 (Unaudited)		2012	2011	2010	2009	Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.21		$9.44	$9.10	$7.87	$9.14	$10.00
Income (loss) from investment operations: Net investment incomeb	.23		.45	.41	.44	.49	.56
Net realized and unrealized gain (loss)	.16		(.24)	.36	1.30	(1.32)	(.90)
Total from investment operations	.39		.21	.77	1.74	(.83)	(.34)
Less distributions from: Net investment income	(.23)		(.39)	(.43)	(.46)	(.44)	(.49)
Net realized gains	—		—	—	(.05)	—	(.03)
Return of capital	—		(.05)	—	—	—	—
Total distributions	(.23)		(.44)	(.43)	(.51)	(.44)	(.52)
Net asset value, end of period	$9.37		$9.21	$9.44	$9.10	$7.87	$9.14
Total Return (%)c	4.28	**	2.35	8.52	22.72	(8.69)	(3.38	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	750		676	1,055	176	10	5
Ratio of expenses before expense reductions (%)	1.04	*	1.05	1.02	1.22	1.61	1.69	*
Ratio of expenses after expense reductions (%)	.95	*	.96	.96	.95	.99	1.05	*
Ratio of net investment income (loss) (%)	5.02	*	4.86	4.34	4.88	6.47	6.54	*
Portfolio turnover rate (%)	33	**	43	60	68	57	25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended May 31,
Institutional Class	Six Months Ended 11/30/12 (Unaudited)		2012		2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.22		$9.46		$9.11	$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomeb	.24		.47		.42	.44		.49		.56
Net realized and unrealized gain (loss)	.17		(.26)		.36	1.31		(1.32)		(.90)
Total from investment operations	.41		.21		.78	1.75		(.83)		(.34)
Less distributions from: Net investment income	(.24)		(.40)		(.43)	(.46)		(.44)		(.49)
Net realized gains	—		—		—	(.05)		—		(.03)
Return of capital	—		(.05)		—	—		—		—
Total distributions	(.24)		(.45)		(.43)	(.51)		(.44)		(.52)
Net asset value, end of period	$9.39		$9.22		$9.46	$9.11		$7.87		$9.14
Total Return (%)	4.47	c**	2.36	c	8.77	22.72	c	(8.69	)c	(3.38	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355		339		343	83		44		36
Ratio of expenses before expense reductions (%)	.83	*	.83		.84	1.03		1.45		1.74	*
Ratio of expenses after expense reductions (%)	.78	*	.80		.84	.95		.98		1.05	*
Ratio of net investment income (%)	5.19	*	5.06		4.46	4.88		6.48		6.54	*
Portfolio turnover rate (%)	33	**	43		60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of assignments but the Fund may also invest in participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

At May 31, 2012, the Fund had approximately $11,450,000 of short-term post-enactment losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended November 30, 2012, purchases and sales of investment securities (excluding short-term instruments) aggregated $634,963,506 and $623,520,844, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated from time to time to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period June 1, 2012 through November 30, 2012, the Advisor has voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended November 30, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $493,258, and the amount charged aggregated $5,846,328, which was equivalent to an annualized effective rate of 0.59%.

For the period from June 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class C	1.87%
Class S	.97%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.06%
Class C	1.81%
Class S	.91%
Institutional Class	.81%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2012, the Administration Fee was $986,517, of which $167,847 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended November 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2012
Class A	$32,269	$5,951	$10,533
Class C	25,925	10,724	11,603
Class S	104,127	104,127	—
Institutional Class	6,344	—	3,689
	$168,665	$120,802	$25,825

In addition, for the six months ended November 30, 2012, the Advisor reimbursed the Fund $42,942 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended November 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2012
Class C	$1,225,836	$204,560

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2012	Annualized Effective Rate
Class A	$736,950	$250,433	.24%
Class C	401,873	131,842	.25%
	$1,138,823	$382,275

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2012 aggregated $38,395.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the six months ended November 30, 2012, the CDSC for Class C shares aggregated $16,196. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2012, DIDI received $4,675.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,224, of which $5,304 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At November 30, 2012, the Fund had an unfunded loan commitment of $2,970,000.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended November 30, 2012		Year Ended May 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,509,689	$88,723,466	26,775,300	$247,005,481
Class C	3,626,268	34,053,667	8,074,347	75,117,272
Class S	20,339,256	189,342,332	46,697,279	429,066,193
Institutional Class	6,682,408	62,461,571	19,464,224	179,024,860
		$374,581,036		$930,213,806
Shares issued to shareholders in reinvestment of distributions
Class A	1,401,177	$13,036,962	3,275,883	$29,965,409
Class C	586,159	5,485,330	1,169,793	10,759,717
Class S	1,525,613	14,193,985	3,117,776	28,526,729
Institutional Class	854,000	7,958,948	1,718,818	15,747,442
		$40,675,225		$84,999,297
Shares redeemed
Class A	(10,843,433)	$(100,955,478)	(61,104,776)	$(558,449,359)
Class C	(4,158,815)	(38,921,980)	(12,968,612)	(118,888,885)
Class S	(15,357,571)	(142,654,122)	(88,053,308)	(806,128,687)
Institutional Class	(6,391,196)	(59,226,858)	(20,710,906)	(189,653,142)
		$(341,758,438)		$(1,673,120,073)
Net increase (decrease)
Class A	67,433	$804,950	(31,053,593)	$(281,478,469)
Class C	53,612	617,017	(3,724,472)	(33,011,896)
Class S	6,507,298	60,882,195	(38,238,253)	(348,535,765)
Institutional Class	1,145,212	11,193,661	472,136	5,119,160
		$73,497,823		$(657,906,970)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2012 to November 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/12	$1,043.00	$1,039.10	$1,042.80	$1,044.70
Expenses Paid per $1,000*	$5.74	$9.46	$4.86	$4.00
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/12	$1,019.45	$1,015.79	$1,020.31	$1,021.16
Expenses Paid per $1,000*	$5.67	$9.35	$4.81	$3.95

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Fund	1.12%	1.85%	.95%	.78%

For more information, please refer to the Fund's prospectus.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Floating Rate Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Board also noted that the Sub-Advisory Agreement was approved by the Fund's shareholders in July 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Investors the factors contributing to such underperformance and actions being taken to improve performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive. The Board noted that, in connection with the 2012 contract renewal process, DWS agreed to waive a portion (0.05%) of the Fund's management fee until further notice.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DFRF-3
(R-025433-2 1/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 30, 2013